Exhibit 10.51

THIRD AMENDMENT TO PROMISSORY NOTE

THIS THIRD AMENDMENT TO PROMISSORY NOTE, is entered into as of March 7, 2012, by PACIFIC ETHANOL, INC., a Delaware corporation (“Borrower”) and NEIL M. KOEHLER or his assigns (“Lender”).

RECITALS

A.                Borrower and Lender entered into that certain Promissory Note dated as of March 30, 2009 in the principal sum of $1,000,000 (the “Note”).

B.                 Borrower and Lender entered into that certain First Amendment to Promissory Note dated as of March 29, 2010 (the “First Amendment”), which extended the Maturity Date to January 5, 2011.

C.                 Borrower and Lender entered into that certain Second Amendment to Promissory Note dated as of November 11, 2011 (the “Second Amendment”), which extended the Maturity Date to March 31, 2012.

D.                Borrower has paid $250,000 of the principal balance and all accrued interest on the Note.

E.                 Borrower and Lender desire to extend the Maturity Date to March 31, 2013.

NOW THEREFORE, inconsideration of the foregoing premises, the mutual promises herein and other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Lender hereby agree as follows:

1.                  Principal and Interest Payments. Paragraph 2 of the Note is hereby amended to read in its entirety as follows:

“Simple interest on the unpaid principal amount hereof shall accrue at a rate per annum equal to eight percent (8.0%), calculated on a 365-day basis and shall be paid monthly in arrears. All principal and accrued and unpaid interest then owing under this Note shall be due and payable on March 31, 2013 (the “Maturity Date”) unless the obligations hereunder are earlier accelerated or satisfied in accordance with the provisions of this Note. All payments by Borrower hereunder shall first apply to accrued and unpaid interest and then to the remaining principal balance under this Note.”

2.                  Effect of Amendment. Except as expressly set forth in this Third Amendment to Promissory Note, all of the terms and provisions of the Note shall remain in full force and effect. The Note, together with the First Amendment, the Second Amendment and the amendment set forth herein, shall be read and construed as a single agreement.

Borrower and Lender have executed and delivered this Third Amendment to Promissory Note as of the day and year first set forth above.

PACIFIC ETHANOL, INC. a Delaware corporation

By:	/s/ Bryon T. McGregor
Bryon T. McGregor, Chief Financial Officer

/s/ Neil M. Koehler
NEIL M. KOEHLER

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